Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
Subsequent Events

16.  Subsequent Events

In the first quarter of 2013, 435,000 shares of options (equivalent to 108,750 ADS) were granted to non-executive employees with an exercise price of USD1.6775 per share, which will vest semiannually in the following two years after the grant date.

On January 11, 2013, the Group granted 578,400 restricted shares to executive and non-executive employees to replace 1,446,000 options previously granted in 2012. The vesting and other requirements imposed on the restricted shares were the same as under the original option grant. The fair value of the new restricted shares approximates the fair value of the original options. As a result, the modification did not result in any incremental compensation expense.